                                                                  Exhibit (d)(2)

                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                              dated August 14, 2003

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
Name of Fund                                     Compensation

The Treasury Only Money                          Annual rate of eight one-hundredths of one
Market Fund                                      percent (.08%) of The Treasury Only Money
                                                 Market Fund's average daily net assets.

The Government Money Market                      Annual rate of eight one-hundredths of one
Fund                                             percent (.08%) of The Government Money
                                                 Market Fund's average daily net assets.


The Institutional Prime Money                    Annual rate of ten one-hundredths of one
Market Fund                                      percent (.10%) of The Institutional Prime
                                                 Money Market Fund's average daily net
                                                 assets.

The Institutional Tax-Free Money                 Annual rate of ten one-hundredths of one
Market Fund                                      percent (.10%) of The Institutional Tax-Free
                                                 Money Market Fund's average daily net
                                                 assets.

The Institutional Prime Plus Money               Annual rate of ten one-hundredths of one
Market Fund                                      percent (.10%) of The Institutional Prime Plus
                                                 Money Market Fund's average daily net
                                                 assets.

The U.S. Treasury Securities                     Annual rate of thirty-five one-hundredths
Money Market Fund                                of one percent (.35%) of The U.S. Treasury
                                                 Securities Money Market Fund's  average daily
                                                 net assets.

The U.S. Government Securities                   Annual rate of thirty-five one-hundredths
Money Market Fund                                of one percent (.35%) of The U.S. Government
                                                 Securities Money Market Fund's  average daily
                                                 net assets.

The Prime Money Market                           Annual rate of thirty-five one-hundredths
Fund                                             of one percent (.35%) of The Prime Money
                                                 Market Fund's average daily net assets.
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

The Municipal Money Market                  Annual rate of thirty-five one-hundredths
Fund                                        of one percent (.35%) of The Municipal
                                            Money Market Fund's average daily net
                                            assets.

The Ohio Municipal Money                    Annual rate of thirty one-hundredths of
Market Fund                                 one percent (.30%) of The Ohio Municipal
                                            Money Market Fund's average daily net
                                            assets.

The Michigan Municipal Money                Annual rate of thirty five one-hundredths of
Market Fund                                 one percent (.35%) of The Michigan Municipal
                                            Money Market Fund's average daily net
                                            assets.

The Balanced Fund                           Annual rate of sixty-five one-hundredths
                                            of one percent (.65%) of The Balanced Fund's average daily net assets.

The Equity Income Fund                      Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The
                                            Equity Income Fund's average daily net assets, seventy
                                            one-hundredths of one percent (.70%) on the next $500
                                            million of The Equity Income Fund's average daily net
                                            assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Equity Income Fund's average
                                            daily net assets, and sixty one-hundredths of one percent
                                            (.60%) on The Equity Income Fund's average daily net
                                            assets in excess of $5.5 billion.

The Mid Cap Value Fund                      Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The Mid
                                            Cap Value Fund's average daily net assets, seventy
                                            one-hundredths of one percent (.70%) on the next $500
                                            million of The Mid Cap Value Fund's average daily net
                                            assets, sixty-five one-hundredths of one percent (.65%) on the next $3.5 billion of The Mid Cap Value Fund's average
                                            daily net assets,  and sixty one-hundredths  of one percent
                                            (.60%) on The Mid Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Growth Fund                     Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The Mid
                                            Cap Growth Fund's average daily net
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

                                            assets,  seventy one-hundredths of one percent (.70%) on
                                            the next $500 million of The Mid Cap Growth Fund's average daily net assets, sixty-five one-hundredths of one percent
                                            (.65%) on the next $3.5 billion of The Mid Cap Growth
                                            Fund's average daily net assets and sixty one-hundredths of one percent (.60%) on The Mid Cap Growth Fund's average
                                            daily net assets in excess of $5.5 billion.

The International Equity                    Annual rate of fifty-five one-hundredths
Index Fund                                  of one percent (.55%) of The International
                                            Equity Index Fund's average daily net
                                            assets.

The Equity Index Fund                       Annual rate of thirty one-hundredths of
                                            one percent (.30%) of The Equity Index
                                            Fund's average daily net assets.

The Large Cap Value Fund                    Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The
                                            Large Cap Value Fund's average daily net assets,
                                            seventy one-hundredths of one percent (.70%) on the next
                                            $500 million of The Large Cap Values Fund's average daily
                                            net assets, sixty-five one-hundredths of one percent (.65%)
                                            on the next $3.5 billion of The Large Cap Value Fund's
                                            average daily net assets, and sixty one-hundredths of one
                                            percent (.60%) on The Large Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Diversified Equity Fund                 Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The
                                            Diversified Equity Fund's average daily net assets,
                                            seventy one-hundredths of one percent (.70%) on the next
                                            $500 million of The Diversified Equity Fund's average daily net assets, sixty-five one-hundredths  of one percent
                                            (.65%) on the next $3.5 billion of The Diversified Equity
                                            Fund's average daily net assets, and sixty one-hundredths
                                            of one percent (.60%) on The Diversified Equity Fund's
                                            average daily net assets in excess of $5.5 billion.

The Small Cap Growth Fund                   Annual rate of seventy-four one-hundredths
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

                                            of one percent (.74%) on the first $1.5 billion of The
                                            Small Cap Growth Fund's average daily net assets,
                                            seventy one-hundredths of one percent (.70%) on the next
                                            $500 million of The Small Cap Growth Fund's average daily
                                            net assets, sixty-five one-hundredths of one percent (.65%)
                                            on the next $3.5 billion of The Small Cap Growth Fund's
                                            average daily net assets, and sixty one-hundredths of one
                                            percent (.60%) of The Small Cap Growth Fund's average daily net assets  in excess of $5.5 billion.

The Large Cap Growth Fund                   Annual rate of seventy-four one-hundredths of one percent (.74%) on the first $1.5 billion of The Large Cap Growth Fund's
                                            average daily net assets, seventy one-hundredths of one
                                            percent (.70%) on the next $500 million of The Large Cap
                                            Growth Fund's average daily net assets, sixty-five
                                            one-hundredths of one percent (.65%) on the next $3.5
                                            billion of The Large Cap Growth Fund's average daily net
                                            assets, and sixty one-hundredths of one percent (.60%) of
                                            The Large Cap Growth Fund's average daily net assets  in
                                            excess of $5.5 billion.

The Diversified Mid Cap Fund                Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The
                                            Diversified Mid Cap Fund's average daily net assets,
                                            seventy one-hundredths of one percent (.70%) on the next
                                            $500 million of The Diversified Mid Cap Fund's average
                                            daily net assets, sixty-five one-hundredths of one percent
                                            (.65%) on the next $3.5 billion of The Diversified Mid Cap
                                            Fund's average daily net assets, and sixty one-hundredths
                                            of one percent (.60%) of The Diversified Mid Cap Growth
                                            Fund's average daily net assets  in excess of $5.5 billion.

The Small Cap Value Fund                    Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) on the first $1.5 billion of The
                                            Small Cap Value Fund's average daily net assets,
                                            seventy one-hundredths of one percent (.70%) on the next
                                            $500 million of The Small Cap Value Fund's average daily
                                            net assets, sixty-five one-hundredths of one
                                            percent (.65%) on the next $3.5 billion of The Small Cap
                                            Value Fund's average daily net assets, and sixty
                                            one-hundredths of one percent (.60%) of The Small Cap Value

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

                                            Fund's average daily net assets  in excess of $5.5 billion.


The Diversified International               Annual rate of eighty one-hundredths
Fund                                        of one percent (.80%) of The Diversified International
                                            Fund's average daily net assets.

The Market Expansion Index Fund             Annual rate of thirty five one-hundredths
                                            of one percent (.35%) of The Small Cap
                                            Index Fund's average daily net assets.

The Technology Fund Fund                    Annual rate of one percent (1.00%) of The
                                            Technology Fund's average daily net assets.


The Health Sciences Fund                    Annual rate of eighty-five one-hundredths of one
                                            percent (.85%) of The Health Sciences Fund's
                                            average daily net assets.

The Market Neutral Fund                     Annual rate of one and twenty-five one-hundredths of one
                                            percent (1.25%) of The Market Neutral Fund's average daily net assets.

The Real Estate Fund                        Annual rate of seventy-four one-hundredths
                                            of one percent (.74%) of The Real Estate Fund's average
                                            daily net assets.

The Income Bond Fund                        Annual rate of sixty one-hundredths of one
                                            percent (.60%) of The Income Bond Fund's
                                            average daily net assets.

The Short-Term Bond                         Annual rate of sixty one-hundredths of one
Fund                                        percent (.60%) of The Short-Term Bond Fund's average daily net assets.

The Government Bond Fund                    Annual rate of forty-five one-hundredths
                                            of one percent (.45%) of The Government
                                            Bond Fund's average daily net assets.

The Ultra Short-Term Bond                   Annual rate of fifty-five one-hundredths
Fund                                        of one percent (.55%) of The Ultra Short-Term
                                            Income Fund's average daily net assets.

The Treasury & Agency                       Annual rate of forty one-hundredths of one
Fund                                        percent (.40%) of the Treasury & Agency
                                            Fund's average daily net assets.
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

The High Yield Bond Fund                    Annual rate of seventy-five one-hundredths of one percent
                                            (.75%) of the High Yield Bond Fund's average daily net
                                            assets.

The Intermediate Bond                       Annual rate of sixty one-hundredths
Fund                                        of one percent (.60%) of The Intermediate
                                            Bond Fund's average daily net assets.

The Bond Fund                               Annual rate of sixty one-hundredths of one percent (.60%)
                                            of the Bond Fund's average daily net assets.

The Mortgage-Backed                         Annual rate of thirty-five one-hundredths of one
Securities Fund                             percent (.35%) of the Mortgage-Backed Securities Fund's
                                            average daily net assets.

The Intermediate Tax-Free                   Annual rate of sixty one-hundredths of one
Bond Fund                                   percent (.60%) of The Intermediate Tax-
                                            Free Bond Fund's average daily net assets.

The Ohio Municipal Bond                     Annual rate of sixty one-hundredths of one
Fund                                        percent (.60%) of The Ohio Municipal Bond
                                            Fund's average daily net assets.

The Municipal Income Fund                   Annual rate of forty-five one-hundredths
                                            of one percent (.45%) of The Municipal Income
                                            Bond Fund's average daily net assets.

The West Virginia Municipal                 Annual rate of forty-five one-hundredths
Bond Fund                                   of one percent (.45%) of The West Virginia
                                            Municipal Bond Fund's average daily
                                            net assets.

The Kentucky Municipal Bond                 Annual rate of forty-five one-hundredths
Fund                                        of one percent (.45%) of The Kentucky Municipal
                                            Bond Fund's average daily net assets.

The Louisiana Municipal Bond                Annual rate of sixty one-hundredths
Fund                                        of one percent (.60%) of The Louisiana Municipal
                                            Bond Fund's average daily net assets.

The Arizona Municipal Bond                  Annual rate of forty-five one-hundredths
Fund                                        of one percent (.45%) of The Arizona Municipal
                                            Bond Fund's average daily net assets.

The Tax Free Bond                           Annual rate of forty-five one-hundredths
Fund                                        of one percent (.45%) of The Tax-Free
                                            Bond Fund's average daily net assets.

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

The Michigan Municipal Bond                 Annual rate of forty-five one-hundredths
Fund                                        of one percent (.45%) of The Michigan Municipal Bond Fund's average daily net assets.

The Short-Term Municipal Bond               Annual rate of sixty one-hundredths
Fund                                        of one percent (.60%) of The Short-Term Municipal Bond
                                            Fund's average daily net assets.

Investor Conservative Growth                Annual rate of five one-hundredths of one percent
Fund                                        (.05%) of The Investor Conservative Growth Fund's average
                                            daily net assets.


Investor Growth & Income                    Annual rate of five one-hundredths of one percent
Fund                                        (.05%) of The Investor Growth & Income Fund's average daily net assets.

Investor Growth Fund                        Annual rate of five one-hundredths of one percent (.05%) of
                                            The Investor Growth Fund's average daily net assets.

Investor Balanced                           Annual rate of five one-hundredths of one percent
Fund                                        (.05%) of the Investor Balanced Fund's average daily net
                                            assets.


BANC ONE INVESTMENT ADVISORS                ONE GROUP MUTUAL FUNDS
CORPORATION                                 (formerly The One Group)


By: /s/ Mark A. Beeson                      By: /s/ Robert L. Young

Dated: August 14, 2003                      Dated: August 14, 2003
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